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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549
                                     ___________

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(g) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                  Coinstar, Inc.
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              (Exact name of registrant as specified in its charter)




    DELAWARE                                            94-3156448
----------------------------------------------  -----------------------------
(State of incorporation or organization)              (I.R.S. Employer
                                                     Identification No.)

13231 SE 36TH STREET, SUITE 200, BELLEVUE, WA               98006
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(Address of principal executive offices)                 (Zip Code)


If this Form relates to the            If this Form relates to the
registration of a class of debt        registration of a class of debt
securities and is effective upon       securities and is to become
filing pursuant to General             effective simultaneously with
Instruction A(c)(1) please check       the effectiveness of a
the following box.  / /                concurrent registration
                                       statement under the Securities
                                       Act of 1933 pursuant to General
                                       Instruction A(c)(2) please check
                                       the following box.  / /


Securities to be registered pursuant to Section 12(b) of the Act:

    Title of Each Class to            Name of Each Exchange on Which
       be so Registered               Each Class is to be Registered
    ----------------------            ------------------------------

            None
    ----------------------            ------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
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                                 (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

    A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 58 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-_______, (the "Registration Statement") filed with the Securities and
Exchange Commission (the "Commission") on May   , 1997 and is incorporated
herein by reference.

ITEM 2.  EXHIBITS.

    Exhibit
    Number         Description
    --------------------------
    1.1            Specimen Certificate for Registrant's Common Stock. (1)

    2.1            Form of Certificate of Incorporation of the Registrant. (2)

    2.2            Form of Bylaws of the Registrant.  (2)
    ______________________________
    (1) To be filed as an exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference.

    (2) Filed as an exhibit to the Registration Statement and incorporated herein by reference.


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                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                             Coinstar, Inc.
                             ------------------------------------------------
                             (Registrant)




Date:                    By: /S/   KIRK A. COLLAMER
                             ------------------------------------------------
                                   Kirk A. Collamer
                                   Chief Financial Officer